EXHIBIT 99.3

                               SECURITY AGREEMENT


         1. GRANT OF SECURITY INTEREST. For valuable consideration, BounceBack Technologies.com, Inc., a Minnesota corporation, f/k/a Casino Resource Corporation ("Debtor"), hereby grants and transfers to David Reese ("Secured Party") a security interest in all of the property of Debtor described as follows, whether now owned or hereafter acquired, described as follows (collectively, the "Collateral"):

                  (a) All of the Debtor's right, title and interest in that certain Conditional Release and Termination Agreement between the Debtor and Lakes Entertainment, Inc., a Minnesota corporation, f/k/a Lakes Gaming, Inc. ("Lakes") dated May 20, 1999, as amended by that certain Amendment to Conditional Release and Termination Agreement dated July 1, 1999, including without limitation any payments to be made by Lakes pursuant to the terms of such agreement (the "Lakes Agreement"); and

                  (b) All of the Debtor's right, title and interest in that certain civil suit initiated by the Debtor against Harrah's Entertainment, Inc. on September 4, 1998 in United States District Court for District of Minnesota, court file number 98-2058(JEL/JGL), styled as Casino Resource Corporation v. Harrah's Entertainment, Inc., and Harrah's Operating Company, Inc., d/b/a Harrah's Southwest Michigan Casino Corporation, Harrah's Southwest Michigan Casino Corporation, Philip G. Satre, Colin V. Reed, and John Does 1-10, and related claims including without limitation any and all choses in action, claims, settlements, judgments or other recoveries related to or based on such suit (the "Harrah's Lawsuit");

          together with whatever is receivable or received when any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing (collectively, "Proceeds").

         2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of (collectively, the "Indebtedness"): (a) all present and future Indebtedness of Debtor to Secured Party, including, but not limited to, the Secured Promissory Note dated of even date herewith payable to Secured Party by Debtor in the original principal amount of $500,000 (such note and any replacements, renewals, substitutions or modifications thereof shall be collectively referred to as the "Note"); (b) all obligations of Debtor and rights of Secured Party under this Agreement, the Loan Agreement between Debtor and Secured Party dated of even date herewith (the "Loan Agreement"), and the other Loan Documents (as defined in the Loan Agreement); and (c) all present and future obligations of Debtor to Secured Party of other kinds. The word
"Indebtedness" is used herein in its most comprehensive sense and further includes any and all advances, debts, obligations and liabilities of Debtor, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or


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undetermined,  and whether  Debtor may be liable  individually  or jointly  with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Secured Party, including without limitation, the payment of all Indebtedness of Debtor to Secured Party, and the termination of all commitments of Secured Party to extend credit to Debtor, existing at the time Secured Party receives written notice from Debtor of the termination of this Agreement.

         4. OBLIGATIONS OF SECURED PARTY. Secured Party has no obligation to make any loans hereunder except as set forth in the Loan Agreement between the parties.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that: (a) Debtor's legal name is exactly as set forth on the first page of this Agreement, and all of Debtor's organizational documents or agreements delivered to Secured Party are complete and accurate in every respect; (b) Debtor is the owner and has possession or control of the Collateral and Proceeds; (c) Debtor has the exclusive right to grant a security interest in the Collateral and Proceeds; (d) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby or as otherwise agreed to by Secured Party, or as heretofore disclosed by Debtor to Secured Party, in writing; (e) all statements contained herein and, where applicable, in the Collateral are true and complete in all material respects;
(f) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Secured Party, except the financing statement of SouthTrust Bank, is on file in any public office; and (g) where Collateral consists of rights to payment, all persons appearing to be obligated on the Collateral and Proceeds have authority and capacity to contract and are bound as they appear to be, all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property, and all such Collateral and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution.

         6. COVENANTS OF DEBTOR.

         (a) Debtor agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Secured Party against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in the perfection and preservation of the Collateral or Secured Party's interest therein and/or the realization, enforcement and exercise of Secured Party's rights, powers and remedies hereunder; (iv) to permit Secured Party to exercise his powers; (v) to execute and deliver such documents as Secured Party deems necessary to create, perfect and continue the security interests contemplated hereby; (vi) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Secured Party prior written notice thereof; (vii) not to change the places where Debtor keeps any Collateral or Debtor's records concerning the Collateral and Proceeds without giving Secured Party prior written notice of the address to which Debtor is moving same; (viii) to cooperate with Secured Party in perfecting all security interests

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granted  herein and in obtaining such  agreements  from third parties as Secured
Party deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder, (ix) to act diligently to maintain the Lakes Agreement in full force and effect and enforce all its rights and remedies under the Lakes Agreement, (x) to diligently pursue the Harrah's Lawsuit through final judgment and to collect any judgment, and to cooperate with Secured Party in his efforts to prosecute Harrah's Lawsuit and collect any judgment or settlement arising from Harrah's Lawsuit following an Event of Default, (xi) to provide written notice to Secured Party immediately upon the occurrence of a Mandatory Prepayment Event (as defined in the Loan Agreement), or, if earlier, upon Debtor possessing knowledge that a Mandatory Prepayment Event will likely occur within the next thirty (30) days, (xii) to provide written notice to Secured Party immediately upon the opening of the Casino (as defined in the Loan Agreement), and (xiii) to provide written notice to Secured Party immediately upon the entry or any order or judgment in the Harrah's Lawsuit.

         (b) Debtor agrees with regard to the Collateral and Proceeds, unless Secured Party agrees otherwise in writing: (i) that Secured Party is authorized to file financing statements or any other documents or agreements in the name of Debtor necessary to perfect Secured Party's security interest in Collateral and Proceeds; (ii) where applicable, to insure the Collateral with Secured Party as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Secured Party; (iii) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (iv) not to permit any lien on the Collateral or Proceeds, except in favor of Secured Party; (v) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein; (vi) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Secured Party to inspect the same and make copies thereof at any reasonable time; (vii) if requested by Secured Party, to receive and use reasonable diligence to collect Collateral consisting of accounts and other rights to payment and Proceeds, in trust and as the property of Secured Party, and to immediately endorse as appropriate and deliver such Collateral and Proceeds to Secured Party daily in the exact form in which they are received together with a collection report in form satisfactory to Secured Party; (viii) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (ix) from time to time, when requested by Secured Party, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Secured Party all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (x) in the event Secured Party elects to receive payments of rights to payment or Proceeds hereunder, to pay all expenses incurred by Secured Party in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and
(xi) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral, to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims, and to perfect the Secured Party's security interest therein.

         7. POWERS OF SECURED PARTY. Debtor appoints Secured Party its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by

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Secured Party's  officers and employees,  or any of them, if an Event of Default has occurred hereunder: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice to account debtors or others of Secured Party's rights in the Collateral and Proceeds, to enforce or forebear from enforcing the same and make extension and modification agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith;
(d) to release or substitute  security;  (e) to resort to security in any order;
(f) to prepare, execute, file, record or deliver notes, assignments,  schedules,
designation   statements,   financing   statements,   continuation   statements,
termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Secured Party's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor;
(h) to take cash, instruments for the payment of money and other property to which Secured Party is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Secured Party, at Secured Party's sole option, toward repayment of the Indebtedness or, where appropriate, replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (n) to preserve or release the interest evidenced by chattel paper to which Secured Party is entitled hereunder and to endorse and deliver any evidence of title incidental thereto; and (o) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Secured Party at his option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Secured Party shall be obligations of Debtor to Secured Party, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 15 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under
(i) the Note, or any other contract or instrument  evidencing any  Indebtedness,
(ii) the Loan Agreement, or (iii) any other agreement between Debtor and Secured Party relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Debtor shall fail to observe or perform any

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obligation or agreement  contained  herein;  (d) any impairment of the rights of
Secured Party in any Collateral or Proceeds, or any attachment or like levy on any property of Debtor; and (e) Secured Party, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction.

         10. REMEDIES. Upon the occurrence of any Event of Default, Secured Party shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Secured Party shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Minnesota Uniform Commercial Code or otherwise provided by law, including without limitation, the right (a) to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Secured Party, and (b) to sell, lease, license or otherwise dispose of any or all Collateral. Debtor hereby appoints Secured Party as its attorney-in-fact, effective upon any Event of Default, to enforce any of its rights under the Lakes Agreement and to file pleadings, bring motions and otherwise act to prosecute the Harrah's Lawsuit, to enter into any settlement of the Harrah's Lawsuit, and to collect any judgment or the proceeds of any settlement by any legal means. These powers are coupled with an interest and are irrevocable.

         All rights, powers, privileges and remedies of Secured Party hereunder or under any other Loan Document shall be cumulative. No delay, failure or discontinuance of Secured Party in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales or other disposition, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. While an Event of Default exists: (a) Debtor will deliver to Secured Party from time to time, as requested by Secured Party, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any Collateral or Proceeds except on terms approved by Secured Party; (c) at Secured Party's request, Debtor will assemble and deliver all books and records pertaining to Collateral and Proceeds to Secured Party at a reasonably convenient place designated by Secured Party; and (d) Secured Party may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral.

         11. DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS. In disposing of Collateral hereunder, Secured Party may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral or Proceeds, or any part thereof, may be applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Secured Party toward the payment of the Indebtedness in such order of application as Secured Party may from time to time

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elect. Upon the transfer of all or any part of the  Indebtedness,  Secured Party may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Secured Party hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Secured Party shall retain all rights, powers, privileges and remedies herein given.

         12. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full and all commitments by Secured Party to extend credit to Debtor have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

         13. MISCELLANEOUS. Debtor hereby waives any right to require Secured Party to (i) proceed against Debtor or any other person, (ii) proceed against or exhaust any security from Debtor or any other person, (iii) perform any obligation of Debtor with respect to any Collateral or Proceeds, and (iv) make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any Collateral or Proceeds. Debtor further waives any right to direct the application of payments or security for any Indebtedness of Debtor or indebtedness of customers of Debtor.

         14. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Secured Party at the address specified in any other loan documents entered into between Debtor and Secured Party and to Debtor at the address of its chief executive office specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         15. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Secured Party immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Secured Party or any other person) relating to Debtor or in any way affecting any of the Collateral or Secured Party's ability to exercise any of his rights or remedies with respect thereto. All of the foregoing shall be paid by Debtor with interest from the date of demand until paid in full at a rate per annum equal to the rate accruing under the Note, but not in excess of the maximum rate permitted under applicable Minnesota law.

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         16.  SUCCESSORS;  ASSIGNS;  AMENDMENT.  This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Secured Party and Debtor.

         17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         Debtor warrants that Debtor is an organization registered under the laws of the State of Minnesota.

         Debtor warrants that its chief executive office is located at the following address: 707 Bienville Boulevard, Ocean Springs, Mississippi 39564.


         [The remainder of this page has been intentionally left blank.]


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    IN WITNESS  WHEREOF,  this Agreement has been duly executed as of January 2,
2003.

BOUNCEBACK TECHNOLOGIES.COM, INC.


By  /s/ Jack Pilger
    -------------------------------
    Its CEO
        ---------------------------

Address: 707 Bienville Boulevard
        --------------------------
Ocean Springs, Mississippi 39564
----------------------------------

            [Signature page to Security Agreement between BounceBack
                    Technologies.com, Inc. and David Reese.]




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